UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

DORCHESTER MINERALS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of incorporation or organization	Commission File Number	(I.R.S. Employer Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 559-0300

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 28, 2017, Dorchester Minerals, L.P. (the “Partnership”) entered into a Contribution, Exchange and Purchase Agreement with DSD Royalty, LLC, a Texas limited liability company (“DSD”), the terms and conditions of which provide for the Partnership to acquire producing and nonproducing mineral and royalty interests from DSD in exchange for consideration valued at approximately $24 million, half in cash (the “Cash Consideration”) and half in common units representing limited partner interests in the Partnership (“Common Units”), based on a price of $14.98 per Common Unit (calculated based on the average closing price of Common Units during the period beginning 15 trading days immediately prior to the closing date and ending two trading days prior to the closing date) (the “DSD Agreement”). The DSD Agreement also provides for DSD to pay the Partnership at closing an amount of cash equal to the cash receipts received by DSD during the period beginning on April 1, 2017 and ending on June 30, 2017 and attributable to production on the subject properties on or after September 1, 2016 (the “Contributed Cash”). The properties subject to the DSD Agreement consist of 1,850 net royalty acres across 22,400 gross surface acres in Glasscock, Howard, Martin, Midland, Reagan and Upton Counties, Texas.

On June 28, 2017, the Partnership also entered into a Participation Agreement with 1307, Ltd., SCW Capital, LP, Tortuga Oil & Gas, L.P., Robert R. Penn, Squaretop Partners, L.P., Marshall Bryan Payne, MARI GST Non-Exempt Trust, Vaughn Petroleum (DMLP), LLC, James E. Raley, 2011 Pete & Kay Allen Family Trust, Leslie A. Moriyama, Rokeby Investments, L.P., Browning C. Vaughn, The MDIG PPM Trust, The MDIG WWM Trust, The MDIG AMM Trust, The MDIG SCM Trust and Quiscalus Ventures, LLC (each, a “Participant”), the terms and conditions of which provide for the Partnership’s assignment of an undivided 50% interest in its rights under the DSD Agreement to the Participants, in exchange for the Participants assuming the obligation to pay the Cash Consideration in connection with the consummation of the transactions contemplated by the DSD Agreement.

On June 30, 2017, the Partnership entered into a Contribution and Exchange Agreement with each Participant (the “Participant Contribution Agreements”), the terms and conditions of which provided for such Participant’s contribution to the Partnership of the assets received by such Participant pursuant to the rights assigned to such Participant in the Participation Agreement, in exchange for Common Units, based on a price of $14.98 per Common Unit (calculated in the same manner as the price of Common Units issued pursuant to the DSD Agreement).

The following material relationships exist between the Partnership and the Participants:

•	William Casey McManemin, the Chief Executive Officer and Chairman of the Partnership and a Manager of the general partner of the general partner of the Partnership, is the sole manager of Cabana Management, LLC, the sole general partner of 1307, Ltd.;

•	Martha P. Rochelle, a Manager of the general partner of the general partner of the Partnership, is a trustee of the MARI GST Non-Exempt Trust;

•	Robert C. Vaughn, a Manager of the general partner of the general partner of the Partnership, and his spouse are the only unit holders of Vaughn Petroleum (DMLP), LLC;

•	James E. Raley is a Manager of the general partner of the general partner of the Partnership and Vice Chairman of the Partnership;

•	H. C. Allen, Jr., a Manager of the general partner of the general partner of the Partnership, is a trustee of the 2011 Pete & Kay Allen Family Trust;

•	Leslie A. Moriyama is the Chief Financial Officer of the Partnership; and

•	Bradley J. Ehrman, the Chief Operating Officer of the Partnership, is the sole member of Quiscalus Ventures, LLC.

In accordance with the Amended and Restated Agreement of Limited Partnership of the Partnership and other regulatory requirements, the Advisory Committee of the Board of Managers of the general partner of the general partner of the Partnership reviewed the material facts regarding the transactions contemplated by the Participation Agreement and the Participant Contribution Agreements, including the material relationships described above and found such transactions to be fair and reasonable to the Partnership and approved the terms of the Participation Agreement and the Participant Contribution Agreements.

The transactions contemplated by the DSD Agreement, the Participation Agreement and the Participant Contribution Agreements were consummated on June 30, 2017, at which time, among other things, DSD paid approximately $0.6 million in estimated Contributed Cash (subject to adjustment) to the Partnership, the Participants paid approximately $12 million in cash to DSD, and the Partnership issued to each person set forth below the number of units set forth opposite such person’s name, pursuant to the Partnership’s registration statement on Form S-4 (SEC File No. 333-202918).

Name	Common Units Issued
DSD Royalty, LLC	802,175
1307, Ltd.	150,808
SCW Capital, L.P.	202,148
Tortuga Oil & Gas, L.P.	64,174
Robert R. Penn	64,174
Squaretop Partners, L.P.	64,174
Marshall Bryan Payne	64,174
MARI GST Non-Exempt Trust	64,174
Vaughn Petroleum (DMLP), LLC	51,339
James E. Raley	19,252
2011 Pete & Kay Allen Family Trust	19,252
Leslie A. Moriyama	6,417
Rokeby Investments, L.P.	6,417
Browning C. Vaughn	6,417
The MDIG PPM Trust	4,010
The MDIG WWM Trust	4,010
The MDIG AMM Trust	4,010
The MDIG SCM Trust	4,010
Quiscalus Ventures, LLC	3,208
TOTAL	1,604,343

The foregoing descriptions of the DSD Agreement, the Participation Agreement and the Participant Contribution Agreements are not complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 2.1 through 2.20 to this Current Report on Form 8-K, and are incorporated into Items 1.01 and 2.01 by reference. The DSD Agreement, the Participation Agreement and the Participant Contribution Agreements have been included to provide unitholders with information regarding their respective terms. They are not intended to provide any other factual information about the Partnership, DSD, the Participants or their respective affiliates. The representations, warranties, and covenants contained in the DSD Agreement, the Participation Agreement and the Participant Contribution Agreements were made only for purposes of such respective agreements and as of the specific dates set forth therein, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to unitholders. Unitholders are not third-party beneficiaries under the DSD Agreement, the Participation Agreement or the Participant Contribution Agreements and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the DSD Agreement and the Participant Contribution Agreements, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma consolidated balance sheet of Dorchester Minerals, L.P. for the quarter ended March 31, 2017 and the unaudited pro forma consolidated income statements for the year ended December 31, 2016 and for the quarter ended March 31, 2017 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1	Contribution, Exchange and Purchase Agreement, dated June 28, 2017, by and between Dorchester Minerals, L.P. and DSD Royalty, LLC.

2.2	Participation Agreement, dated June 30, 2017, by and among Dorchester Minerals, L.P., 1307, Ltd., SCW Capital, LP, Tortuga Oil & Gas, L.P., Robert R. Penn, Squaretop Partners, L.P., Marshall Bryan Payne, MARI GST Non-Exempt Trust, Vaughn Petroleum (DMLP), LLC, James E. Raley, 2011 Pete & Kay Allen Family Trust, Leslie A. Moriyama, Rokeby Investments, L.P., Browning C. Vaughn, The MDIG PPM Trust, The MDIG WWM Trust, The MDIG AMM Trust, The MDIG SCM Trust and Quiscalus Ventures, LLC.

2.3	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and 1307, Ltd.

2.4	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and SCW Capital, LP.

2.5	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Tortuga Oil & Gas, L.P.

2.6	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Robert R. Penn.

2.7	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Squaretop Partners, L.P.

2.8	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Marshall Bryan Payne.

2.9	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and MARI GST Non-Exempt Trust.

2.10	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Vaughn Petroleum (DMLP), LLC.

2.11	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and James E. Raley.

2.12	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and 2011 Pete & Kay Allen Family Trust.

2.13	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Leslie A. Moriyama.

2.14	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Rokeby Investments, L.P.

2.15	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Browning C. Vaughn.

2.16	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and The MDIG PPM Trust.

2.17	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and The MDIG WWM Trust.

2.18	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and The MDIG AMM Trust.

2.19	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and The MDIG SCM Trust.

2.20	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Quiscalus Ventures, LLC.

99.1	Unaudited Pro Forma Financials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.

	By:	Dorchester Minerals Management LP,
its General Partner

	By:	Dorchester Minerals Management GP LLC,
its General Partner

Date: July 5, 2017	By:	/s/ William Casey McManemin
William Casey McManemin
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Contribution, Exchange and Purchase Agreement, dated June 28, 2017, by and between Dorchester Minerals, L.P. and DSD Royalty, LLC.

2.2	Participation Agreement, dated June 30, 2017, by and among Dorchester Minerals, L.P., 1307, Ltd., SCW Capital, LP, Tortuga Oil & Gas, L.P., Robert R. Penn, Squaretop Partners, L.P., Marshall Bryan Payne, MARI GST Non-Exempt Trust, Vaughn Petroleum (DMLP), LLC, James E. Raley, 2011 Pete & Kay Allen Family Trust, Leslie A. Moriyama, Rokeby Investments, L.P., Browning C. Vaughn, The MDIG PPM Trust, The MDIG WWM Trust, The MDIG AMM Trust, The MDIG SCM Trust and Quiscalus Ventures, LLC.

2.3	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and 1307, Ltd.

2.4	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and SCW Capital, LP.

2.5	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Tortuga Oil & Gas, L.P.

2.6	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Robert R. Penn.

2.7	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Squaretop Partners, L.P.

2.8	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Marshall Bryan Payne.

2.9	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and MARI GST Non-Exempt Trust.

2.10	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Vaughn Petroleum (DMLP), LLC.

2.11	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and James E. Raley.

2.12	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and 2011 Pete & Kay Allen Family Trust.

2.13	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Leslie A. Moriyama.

2.14	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Rokeby Investments, L.P.

2.15	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Browning C. Vaughn.

2.16	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and The MDIG PPM Trust.

2.17	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and The MDIG WWM Trust.

2.18	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and The MDIG AMM Trust.

2.19	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and The MDIG SCM Trust.

2.20	Contribution and Exchange Agreement, dated June 30, 2017 by and between Dorchester Minerals, L.P. and Quiscalus Ventures, LLC.

99.1	Unaudited Pro Forma Financials